Supplement Dated December 8, 2021
To the Product Prospectus for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account S

Lincoln Corporate ExecSM VUL

This Supplement outlines updates to the Charges and Fees outlined in “Table II: Periodic Charges Other Than Fund Operating Expenses”. All other provisions outlined in your prospectus, as supplemented, remain unchanged.

Please refer to the May 1, 2021 prospectus for a discussion of all other provisions of your Policy that are not discussed in this Supplement.

This Supplement is for informational purposes and requires no action on your part.  Please also note that certain terms used in this Supplement are defined within the sentences where they appear, in the relevant provisions of the prospectus or in the prospectus Special Terms section, as amended by this Supplement.

The prospectus is being amended as follows (in order of how these respective sections appear in the prospectus):

Charges and Fees
Table II: Periodic Charges Other Than Fund Operating Expenses
Table II describes the fees and expense that you will pay periodically during the time that you own your Policy, not including the fund operating expenses shown in Table III.

Charge	When Charge is Deducted	Amount Deducted
Rider Charges
Term Insurance Rider* A dollar amount per $1,000 of Net Amount at Risk. Maximum Charge[1] Minimum Charge Maximum Charge for a Representative Insured: male, age 45, nonsmoker.	Monthly	$83.33 per $1,000 $0.00 per $1,000 $0.19 per $1,000
*
These charges and costs vary based on individual  characteristics. The charges and costs shown in the tables may not be representative of the charges and costs that a particular Owner will pay. You may obtain more information about the particular charges, cost of insurance, and the cost of certain riders that would apply to you by requesting a personalized policy illustration from your registered representative.

[1]	Individuals with a higher mortality risk than standard issue individuals can be charged from 125% to 800% of the standard rate.

Please retain this Supplement for future reference.